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                                                                    EXHIBIT 23-B



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 19, 1997 on the Consolidated Financial Statements of Precept Investors, Inc., in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-44211) and related Prospectus of U.S.
Transportation Systems, Inc. dated February   , 1998.



                                          /s/ Ernst & Young LLP



Dallas, Texas
January 27, 1998